UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Item 1. Report to Shareholders

New York Tax-Free Money Fund	February 28, 2013

The views and opinions in this report were current as of February 28, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Despite historically low interest rates, New York long-term municipal bonds produced good returns in the year ended February 28, 2013, as yields declined further and bond prices rose amid strong investor demand for securities providing attractive levels of tax-free income. Lower-quality municipals with their yield advantage outperformed higher-quality issues in both the investment-grade and high yield markets. The New York Tax-Free Bond Fund outperformed its benchmark, and its longer-term relative performance remained favorable. The New York Tax-Free Money Fund return was roughly flat due to the Federal Reserve’s continuing accommodative monetary policy, which kept short-term rates near 0%.

MARKET ENVIRONMENT

The U.S. economy expanded at a modest pace over the last year. Employment growth has been steady, but the national unemployment level remains elevated. Also, the housing market recovery has been gaining traction, although its contribution to overall growth is smaller than in previous expansions. We believe gross domestic product growth will continue in 2013, but uncertainty about U.S. fiscal policy, which restrained economic activity in late 2012, could continue to do so in the months ahead. On January 1, 2013, a lame-duck session of Congress passed legislation to avoid the full brunt of the federal tax increases and automatic spending cuts that had been scheduled to take place at the end of 2012. Tax increases were not as significant as they could have been, although the 39.6% federal tax bracket has been reinstated, and the 2% payroll tax cut in place since the beginning of 2011 was allowed to expire. Scheduled budget sequestration was delayed for two months. The new Congress, which did not act by the end of our reporting period to stop the spending cuts from taking effect on March 1, will need to address the approaching legal borrowing limit for the federal government—the “debt ceiling”—in the near future.

To support the economy over the last year, the Federal Reserve kept its fed funds target rate in the 0.00% to 0.25% range. Also, the central bank is purchasing $40 billion of agency mortgage-backed securities every month—a plan that started in September. In addition, the Fed announced in late 2012 that it will purchase $45 billion worth of Treasury securities monthly starting in 2013 and that it plans to keep short-term rates very low as long as the national unemployment rate remains above 6.5% and inflation is projected to be no more than 2.5% in the next 12 to 24 months.

Shorter-term municipal yields remained very low and were little changed over the last 12 months. Yields of long-term, high-quality munis generally declined during our fiscal year. With municipal yields about the same as Treasury yields across the yield curve, tax-free securities are a very attractive alternative for fixed income investors on a relative basis. As of February 28, 2013, the 2.91% yield offered by a 30-year tax-free municipal bond rated AAA was about 94% of the 3.09% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.04% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance totaled $373 billion in 2012, according to The Bond Buyer. Much of that reflects municipalities refinancing their debts to take advantage of low long-term interest rates, rather than net new issuance. One positive factor for munis is that austerity-minded state and local government leaders have been conservative about adding to indebtedness, despite prevailing low yields. Another favorable factor supporting the market is brisk demand, particularly for long-term issues. Issuance in the first two months of 2013 has been fairly strong, at $47.6 billion, and full-year issuance is likely to approximate that of 2012.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Beginning in 2013, a 3.8% net investment income tax will be imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals. The interest income from a tax-free municipal bond is also exempt from this net investment income tax.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

If we were to factor in state and local income tax rates—which, of course, will vary widely—the taxable-equivalent yield calculations would be more complicated. However, the tax brackets and the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields					
	Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Since the 2007–2009 recession, many states have faced stiff fiscal challenges, and most have acted responsibly by cutting spending and raising taxes and fees to close budget deficits. While tax revenues collected by states are growing again, the pattern has been slower and more uneven than in the past, and expense pressures continue. Balancing state budgets is not easy work and most states do a good job, although those that are not properly funding pensions and other retirement benefits are viewed unfavorably. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits.

Municipal bond performance throughout the last year was driven by investors’ search for higher yields in a low interest rate environment. Revenue bonds outperformed local and state general obligations (GOs). We prefer bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by providers of these essential services. Among revenue bonds, industrial revenue issues fared best, especially tobacco names. We underweight tobacco bonds because longer-term fundamentals are poor and tobacco consumption trends do not appear to be especially positive. Health care bonds did well, but we are being more selective among hospital revenue bonds, as new issue supply and some credit concerns are weighing on the sector. Prerefunded bonds, which are backed by U.S. Treasuries, lagged significantly.

NEW YORK MARKET NEWS

The New York State employment picture improved over the past year but continued to trail the national average. The state’s unemployment rate was 8.6% in 2012 versus 8.3% nationwide. Hurricane Sandy, which battered parts of New York in October, had an adverse economic effect in the areas hardest hit, but by December, new jobless claims retreated and regional payroll employment figures rebounded.

Nonetheless, we expect overall economic growth in New York to remain tepid. In New York City, employment levels were essentially flat from 2011 to 2012, and the jobless rate stood at 9.5% in 2012. New York maintains above-average wealth levels, with 2012 per capita personal income at 121% of the nation, ranking fifth-highest among the states.

Moody’s Investors Service rates New York’s GO bonds Aa2, while Standard & Poor’s and Fitch both rate the bonds AA. Moody’s maintains a stable outlook, while S&P and Fitch carry a positive outlook on New York State debt.

The state’s fiscal condition has stabilized due to the slowly recovering private sector, which has boosted tax revenues. Audited results for fiscal 2012 show a general fund surplus of $411 million, ending the year with $1.8 billion in general fund cash reserves, including $1.3 billion in rainy day reserves. The state’s fiscal 2013 budget included measures to control growth in school aid and in Medicaid spending. Despite weaker-than-anticipated revenues, the state expects fiscal 2013 to be structurally balanced. The governor’s proposed fiscal 2014 budget is also balanced.

New York’s debt burden is among the highest in the nation, according to Moody’s. Unlike many other states, however, New York’s pension liabilities are well funded. The majority of New York’s debt is appropriation-backed, which means that the legislature must approve debt service payments on these obligations annually, but it has no legal requirement to continue consenting to these expenses.

New York City continues to exhibit signs of economic and fiscal improvement and has demonstrated strong fiscal management, including multiyear financial planning and rolling forward its budget surplus from stronger years. Audited results for fiscal 2012 indicate the city ended the year with a surplus of $3.8 billion (5.7% of revenues), which was rolled forward to help balance fiscal 2013 and 2014. Property taxes remain the city’s largest revenue source and act as a stabilizing factor given the city’s practice of phasing in tax assessments over five years. Still, the city faces budget gaps of $2.4 billion in fiscal 2015, $1.9 billion in fiscal 2016, and $1.8 billion in fiscal 2017. Agency ratings for New York City are Aa2 from Moody’s, AA from S&P, and AA from Fitch, all with stable outlooks.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund
The New York Tax-Free Money Fund returned 0.01% for the 6- and 12-month periods ended February 28, 2013, as the Fed kept official short-term interest rates in the historically low range of 0.00% to 0.25%. The seven-day simple yield also remained very low and ended February at 0.01%. The fund’s long-term record relative to its competitors remained good. (Based on cumulative total return, Lipper ranked the New York Tax-Free Money Fund 16 of 56, 32 of 54, 25 of 52, and 18 of 40 New York tax-exempt money market funds for the 1-, 3-, 5-, and 10-year periods ended February 28, 2013, respectively. Past performance cannot guarantee future results.)

New York municipal money market rate changes were minimal due to the Fed’s ongoing zero interest rate policy. Generally, yields on New York securities were unchanged. Rates ranged from around nine basis points (0.09%) for overnight maturities to 18 basis points (0.18%) on one-year maturities. The money market yield curve steepened slightly, with maturities of 90 days or less moving slightly lower, while one-year yields were relatively unchanged. New money market supply will likely remain constrained as issuers prefer to lock in attractive low rates in longer-dated maturities. This reduction of investable money market supply will continue to pressure rates at the front end of the yield curve.

Barring a change in Fed policy, a major credit event in Europe, or a shift in supply, we expect rate movements to remain benign in the near term. For investors, money market returns will likely remain minimal. Given the rate outlook, we are comfortable maintaining a target weighted average maturity (WAM) at the long end of our permissible range.

Credit quality remains a key focus in the management of the fund. We continue to maintain an overweight to highly rated dedicated tax and education issuers, including New York State Local Government and Cornell University. The fund also holds positions in housing bonds backed by the Federal Home Loan Bank, such as New York State Single Family Housing finance bonds. Bank liquidity providers figure prominently in the financing of short-term municipal debt. Our largest bank liquidity exposures are to the Federal Home Loan Bank, Toronto Dominion, and Wells Fargo. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Measures implemented by the Securities and Exchange Commission (SEC) in 2010 that mandated higher liquidity requirements and reduced credit risk for all money market funds have resulted in much more resilient products for shareholders. However, the government’s Financial Stability Oversight Council has weighed in on the regulatory debate after the SEC failed to come to a consensus on the topic. We expect money fund reform to remain a main focus for regulators and the money fund industry.

Yields are expected to remain stable over the next six months, barring a flare-up in the European crisis or other supply dislocations. As always, we remain committed to managing a broadly diversified high-quality portfolio with a primary focus on liquidity and principal stability.

New York Tax-Free Bond Fund
Your fund returned 2.22% and 6.02% for the 6- and 12-month periods ended February 28, 2013, respectively. These returns exceeded those of our Lipper peer group average due to our overweight in longer-maturity bonds. The fund’s long-term record relative to its competitors remained strong. (Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 33 of 102, 25 of 90, 28 of 83, and 21 of 75 New York municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended February 28, 2013, respectively. Past performance cannot guarantee future results.)

Over the past year, our preference for longer-term securities benefited returns as the yield curve flattened, allowing for higher returns on the long end. We have maintained an underweight to shorter-dated securities relative to the Barclays Municipal Bond Index, particularly those under 10 years, where rates remain low. While an overweight to longer maturities may make the portfolio more sensitive to interest rate fluctuations, our holdings are generally defensive, as they are dominated by callable premium coupon structures that offer greater price protection. We believe this approach is prudent given our outlook for modest economic growth and for continued strong investor demand in tax-exempt bonds.

The fund’s duration—a measure of its sensitivity to changes in interest rates—remained relatively unchanged, at 5.5 years. The 30-day SEC yield continued to decline due to lower market rates, sliding to 2.07% at the end of February 2013 from 2.34% at the end of August 2012. However, we increased the fund’s WAM over the past year. At the end of the period, the WAM was 18.6 years, reflecting our preference for longer-dated maturities. Overall, the fund remains a high-quality portfolio with 89% of securities rated A and higher.

We made slight shifts to our quality diversification. Exposure to high-quality AAA and AA bonds declined, while we increased our lower-rated holdings. Our allocation to A and BBB rated securities proved beneficial, as they outperformed their higher-quality counterparts. We will continue to ensure that all securities in the portfolio meet the rigorous demands of our in-house research.

New-issue supply for New York increased significantly since last year’s anemic levels but was met by strong demand for municipal bonds. We were active buyers during the period thanks to coupon and maturity reinvestments and new flows into the fund. We increased exposure to both the education and health care sectors. The pending calendar for primary issuance in the state looks to be elevated in the near term and should offer further investment opportunities from a longer-term perspective. New holdings included New York Dorm Authority for Fordham University; New York Dorm Authority for the Culinary Institute of America; and St. Lawrence County industrial revenue bonds for St. Lawrence University. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We remained underweight to GO debt and overweight revenue-backed bonds relative to the benchmark. Our outlook for New York is stable, but we believe many municipalities at the local level, particularly in the northern portion of the state, face fiscal challenges. This is reflected in the Portfolio Diversification table, which shows revenue-backed sectors constitute the fund’s largest exposures. The education sector, dominated by private higher-education holdings, is the fund’s largest, followed by health care, which benefited fund performance. The health care sector offers attractive yields versus comparably rated securities in other sectors. Industrial development revenue bonds and pollution control revenue bonds also posted strong returns due to our higher allocation to lower-quality holdings with longer maturities. Our small allocation to tobacco holdings performed exceptionally well. For the six-month and one-year periods, revenue bonds outperformed GO debt. Bonds contributing least to performance were high-quality holdings such as prerefunded bonds with maturities of three years and shorter.

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last two years, we believe that returns in the period ahead will moderate, as the credit and economic environment for municipalities will likely remain challenging and yields are unlikely to fall significantly from current levels. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persistent downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are a growing long-term concern. While most state and local governments are maintaining balanced budgets, fewer municipalities have addressed these longer-term liabilities meaningfully. States will need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely.

We believe that the municipal bond market is a high-quality market, with good opportunities for long-term investors. In this low-rate environment, we believe long-term bonds and A rated sectors still represent reasonable value relative to taxable fixed income alternatives. While we are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent and by the demonstrated ability of states to balance their budgets in tough times, we are mindful that municipal yields are at or near historical lows and that there is the potential for losses if rates rise in response to stronger economic growth or inflation. Although we expect rates to stay range-bound in the period ahead, we are careful with any investment shift that might increase our portfolios’ interest rate sensitivity materially.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

March 14, 2013

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

Risks of Fixed Income Investing

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it. Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

Glossary

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bond.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
OTHER COMMERCIAL PAPER 6.1%		
Long Island Power Auth., TECP, 0.19%, 5/7/13	1,000	1,000
Metropolitan Transportation Auth., TECP, 0.15%, 6/6/13	1,500	1,500
Metropolitan Transportation Auth., TECP, 0.15%, 6/11/13	1,000	1,000
Metropolitan Transportation Auth., TECP, 0.17%, 3/6/13	1,500	1,500
Total Other Commercial Paper (Cost $5,000)		5,000
OTHER MUNICIPAL DEBT 44.7%		
Dormitory Auth. of the State of New York, Columbia Univ. 4.00%, 7/1/13 (1)	600	608
Dormitory Auth. of the State of New York, Columbia Univ. 5.00%, 7/1/13 (1)	1,445	1,468
Dormitory Auth. of the State of New York, Columbia Univ. 5.00%, 7/1/13	300	305
Dormitory Auth. of the State of New York, Personal Income Tax 4.00%, 3/15/13	2,510	2,514
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/13	235	235
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 6/15/13	400	405
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/14	240	252
JPMorgan Chase, New York City, Juilliard School, VRTR 0.12%, 3/7/13 (2)	2,000	2,000
Nassau County Interim Fin. Auth., Sales Tax, Series A 5.00%, 11/15/13	105	108
Nassau County Interim Fin. Auth., Sales Tax, Series B 5.00%, 11/15/13	100	103
New York City, 3.00%, 8/1/13 (1)	100	101
New York City, 5.00%, 8/1/13 (1)	185	189
New York City, 5.25%, 6/1/13	340	344
New York City, GO, 3.00%, 8/1/13	200	202
New York City, GO, 3.00%, 2/15/14	1,000	1,027
New York City, GO, 5.00%, 3/1/13	1,105	1,105

New York City, GO, Series G, 5.00%, 8/1/13	1,000	1,020
New York City, GO, Series K, 5.00%, 8/1/13	200	204
New York City, GO, Series N, 5.00%, 8/1/13	60	61
New York City Housing Dev. Corp., Multi-Family 0.22%, 1/31/14	1,000	1,000
New York City Municipal Water Fin. Auth., 5.00%, 6/15/13	475	482
New York City Transitional Fin. Auth., Future Tax 2.50%, 11/1/13	200	203
New York City Transitional Fin. Auth., Future Tax, 3.00%, 8/1/13	1,650	1,669
New York City Transitional Fin. Auth., Future Tax, Series A1 5.00%, 11/1/13	245	252
New York City Transitional Fin. Auth., Future Tax, Series B 5.00%, 11/1/13	155	160
New York Liberty Dev. Corp., 3 World Trade Center 0.25%, 5/22/13	1,000	1,000
New York State, GO, 2.00%, 3/1/13	200	200
New York State, GO, 4.00%, 3/15/13	200	200
New York State Environmental Fac. Corp., Clean Water Revolving Funds, 5.00%, 10/15/13	825	849
New York State Environmental Fac. Corp., New York City Municipal Water Fin. Auth., 4.00%, 6/15/13	200	202
New York State Environmental Fac. Corp., New York City Municipal Water Fin. Auth., 5.25%, 6/15/13	440	446
New York State Environmental Fac. Corp., New York City Municipal Water Fin. Auth., Series C, 5.25%, 6/15/13	400	406
New York State Environmental Fac. Corp., New York City Municipal Water Fin. Auth., 5.50%, 6/15/13	1,350	1,371
New York State Environmental Fac. Corp., Personal Income Tax 3.50%, 12/15/13	250	256
New York State Local Gov't. Assistance Corp., Senior Series A1 5.00%, 4/1/13	1,450	1,456
New York State Local Gov't. Assistance Corp., Senior Series A2 5.00%, 4/1/13	250	251

VARIABLE RATE DEMAND NOTES 50.8%

Dormitory Auth. of the State of New York, Columbia Univ., VRDN 0.09%, 3/7/13	1,220	1,220
Dormitory Auth. of the State of New York, Culinary Institute of America, VRDN, 0.11%, 3/7/13	1,000	1,000
Dormitory Auth. of the State of New York, New York Public Library, VRDN, 0.10%, 3/7/13	250	250
Dormitory Auth. of the State of New York, Rockefeller Univ. VRDN, 0.11%, 3/7/13	1,320	1,320
Dormitory Auth. of the State of New York, Univ. of Rochester VRDN, 0.10%, 3/7/13	1,000	1,000
Metropolitan Transportation Auth., Dedicated Tax Fund, VRDN 0.09%, 3/7/13	5,250	5,250
Metropolitan Transportation Auth., Dedicated Tax Fund, VRDN 0.10%, 3/7/13	2,615	2,615
Nassau County Interim Fin. Auth., VRDN, 0.09%, 3/7/13	2,875	2,875
New York City, GO, VRDN, 0.09%, 3/1/13	300	300
New York City, GO, VRDN, 0.10%, 3/7/13	400	400
New York City, GO, VRDN, 0.11%, 3/1/13	150	150
New York City Housing Dev. Corp., 201 Pearl Street Dev. Multi-Family, VRDN 0.11%, 3/7/13	4,300	4,300
New York City Housing Dev. Corp., 245 East 124th Street, VRDN 0.12%, 3/7/13	1,600	1,600
New York City Housing Dev. Corp., 92nd Realty, Multi-Family Brittany Dev., VRDN, 0.10%, 3/7/13 (5)	3,000	3,000
New York City Housing Dev. Corp., Multi-Family, Queenswood Apartments, VRDN, 0.08%, 3/7/13	1,900	1,900
New York City IDA, MSMC Realty, VRDN, 0.09%, 3/7/13	445	445
New York City IDA, New York Law School, VRDN, 0.10%, 3/7/13	1,915	1,915
New York City Transitional Fin. Auth., Future Tax, VRDN 0.12%, 3/7/13	2,600	2,600
New York City Trust for Cultural Resources, American Museum of Natural History, VRDN, 0.09%, 3/7/13	1,000	1,000

New York City Trust for Cultural Resources, Lincoln Center for the Performing Arts, VRDN, 0.10%, 3/7/13	1,000	1,000
New York State Energy Research & Dev. Auth., Consolidated Edison, VRDN, 0.10%, 3/7/13 (5)	2,500	2,500
New York State Housing Fin. Agency, 160 West 62nd Street VRDN, 0.13%, 3/7/13	1,000	1,000
New York State Housing Fin. Agency, 320 West 38th Street VRDN, 0.08%, 3/7/13	450	450
New York State Housing Fin. Agency, 345 East 94th Street VRDN, 0.11%, 3/7/13 (5)	1,400	1,400
New York State Housing Fin. Agency, 42nd & 10th Associates VRDN, 0.12%, 3/7/13 (5)	320	320
New York State Mortgage Agency, Single Family, VRDN 0.13%, 3/1/13 (5)	400	400
Syracuse IDA, Syracuse Univ., VRDN, 0.09%, 3/7/13	1,050	1,050
Total Variable Rate Demand Notes (Cost $41,260)		41,260
Total Investments in Securities		
101.6% of Net Assets (Cost $82,544)		**$ 82,544**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Escrowed to maturity

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $6,300 and represents 7.8% of net assets.

(3) Insured by Financial Guaranty Insurance Company

(4) Insured by National Public Finance Guarantee Corp.

(5) Interest subject to alternative minimum tax

GO General Obligation

IDA Industrial Development Authority/Agency

TECP Tax-Exempt Commercial Paper

VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Money Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York City income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On February 28, 2013, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended February 28, 2013 and February 29, 2012, totaled $8,000 and $9,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2013, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2013, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $108,000 were waived during the year ended February 28, 2013. Including these amounts, management fees waived in the amount of $297,000 remain subject to repayment by the fund at February 28, 2013.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended February 28, 2013, management fees waived and operating expenses reimbursed totaled $300,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2013, expenses incurred pursuant to these service agreements were $97,000 for Price Associates and $38,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of New York Tax-Free Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Free Money Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 12, 2013

Tax Information (Unaudited) for the Tax Year Ended 2/28/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $8,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1986	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[142]

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[50]	and T. Rowe Price International

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price; formerly Senior
Vice President	Municipal Credit Research Analyst, Barclays
Capital (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia S. Deford (1957)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Jared S. Franz (1977)	Vice President, T. Rowe Price
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price
Vice President

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael K. Sewell (1982)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,651,000 and $1,704,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 12, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 12, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 12, 2013